Exhibit 10.41

SECOND AMENDMENT TO GUARANTY

AND SUBORDINATION AGREEMENTS

THIS SECOND AMENDMENT TO GUARANTY AND SUBORDINATION AGREEMENTS (this “Amendment”) is executed as of March 12, 2009, but shall be deemed effective as of December 31, 2008, by and between Capital Automotive L.P., a Delaware limited partnership, and its related affiliates referenced in the attached Schedule A (“collectively, Landlord”), and Sonic Automotive, Inc., a Delaware corporation (“Guarantor”).

RECITALS:

A. Landlord, as landlord, and certain affiliates of Guarantor, as tenants, are parties to certain Lease Agreements, as amended, that are more particularly described in Schedule A attached hereto (the “Leases”).

B. As a material inducement for Landlord to enter into the Leases, Guarantor executed certain corresponding Guaranty and Subordination Agreements (as amended, collectively referred to herein as the “Guaranties” or each individually as the “Guaranty”), also described on Schedule A, pursuant to which Guarantor guaranteed performance of all obligations of Tenants under the Leases, including but not limited to payment of rent and all other payments required under each Lease, for the benefit of Landlord. Previously, the parties entered into that certain Amendment to Guaranty and Subordination Agreements dated as of January 1, 2005 that amended certain financial covenants of each Guaranty.

C. The Guarantor has now requested, and Landlord agreed to amend the Guaranties to make certain additional modifications to certain financial covenants contained therein, upon the terms and conditions and as more particularly set forth herein below.

D. Capitalized terms not defined herein shall have the meanings attributed to such terms in the Guaranty.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein below and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Guarantor and Landlord, intending legally to be bound, hereby agree as follows:

1. Amendments to Representations, Warranties and Covenants. The parties have agreed to modify certain financial covenants in Section 9 (the financial covenant in Section 9(d), EBTDAR To Rent Ratio, is not being amended), as follows:

a. Section 9(e) of each of the Guaranties is hereby amended by deleting Section 9(e), Consolidated Fixed Charge Coverage Ratio, in its entirety, and substituting in lieu thereof a new Section 9(e), as follows:

(e) Consolidated Fixed Charge Coverage Ratio. Guarantor shall provide to Landlord within (A) forty-five days after the end of each of the first three (3) fiscal quarters of each fiscal year and (B) ninety days after the end of the fourth fiscal quarter of each fiscal year, a written calculation, prepared by Guarantor and certified by Guarantor’s chief financial officer, evidencing that Guarantor has not permitted the Consolidated Fixed Charge Coverage Ratio at any time during any period of the last four fiscal quarters to be less than 1.20 to 1.00, determined as set for below and, taken as a whole, based on the Quarterly Statements and Annual Statements delivered to Landlord pursuant to Section 9(c) above. For purposes of this Guaranty, “Consolidated Fixed Charge Coverage Ratio” means, as of any date of determination, the ratio of (a) the difference of (i) Consolidated EBITDAR for the four fiscal quarter period ending on such date minus (ii) an amount equal to $150,000 (representing assumed maintenance capital expenditures) multiplied by the average daily number of physical dealership locations at which the Subsidiaries operated franchised vehicle dealerships during such period to (b) Consolidated Fixed Charges for such period.

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b. A new Section, Section 9(f), Consolidated Liquidity Ratio, is hereby added to each of the Guaranties, as follows:

(f) Consolidated Liquidity Ratio. Guarantor shall provide to Landlord within (A) forty-five (45) days after the end of each of the first three (3) fiscal quarters of each fiscal year and (B) ninety days after the end of the fourth fiscal quarter of each fiscal year, a written calculation, prepared by Guarantor and certified by Guarantor’s chief financial officer, evidencing that Guarantor has not permitted the Consolidated Liquidity Ratio as of the end of any fiscal quarter to be less than 1.15 to 1.00, based on the Quarterly Statements and Annual Statements delivered to Landlord pursuant to Section 9(c) above. “Consolidated Liquidity Ratio” means, as of any date of determination, the ratio of (a) the sum of Consolidated Current Assets plus the Revolving Facility Liquidity Amount to (b) the sum of (i) Consolidated Current Liabilities plus (ii) Indebtedness (whether or not reflected as Indebtedness under GAAP) under all floorplan financing arrangements (but excluding (x) Total Revolving Outstandings and (y) liabilities arising under the 5.25% Convertible Senior Subordinated Notes due May 7, 2009 issued by the Guarantor in an initial aggregate principal amount of $149,500,000, other than such Total Revolving Outstandings and such liabilities under the 5.25% Convertible Senior Subordinated Notes which are scheduled to be due within the two (2) fiscal quarters following such date of determination).

c. A new Section, Section 9(g), Consolidated Total Senior Secured Debt To EBITDA Ratio, is hereby added to each of the Guaranties, as follows:

(g) Consolidated Total Senior Secured Debt to EBITDA Ratio. Guarantor shall provide to Landlord within (A) forty-five (45) days after the end of each of the first three (3) fiscal quarters of each fiscal year and (B) ninety days after the end of the fourth fiscal quarter of each fiscal year, a written calculation, prepared by Guarantor and certified by Guarantor’s chief financial officer, evidencing that Guarantor has not permitted the Consolidated Total Senior Secured Debt to EBITDA Ratio at any time during any period of four fiscal quarters to be greater than 2.25 to 1.00, based on the Quarterly Statements and Annual Statements delivered to Landlord pursuant to Section 9(c) above. For purposes of this Guaranty, “Consolidated Total Senior Secured Debt to EBITDA Ratio” means, as of any date of determination, the ratio of (a) Consolidated Total Outstanding Senior Secured Indebtedness (excluding Indebtedness under the New Vehicle Floorplan Facility and Permitted Silo Indebtedness) as of such date to (b) Consolidated EBITDA for the period of the four fiscal quarters most recently ended.

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d. A new Section, Section 9(h), Compliance with the Credit Agreement, is hereby added to each of the Guaranties, as follows:

(h) Compliance with the Credit Agreement. It shall be a default by Guarantor under the Guaranties (and a default under the Leases) if Guarantor shall fail to be in compliance or perform all of its covenants, obligations and conditions (including but not limited to payment obligations and financial covenants) beyond the passage of any applicable notice, if required, and cure periods under that certain Credit Agreement dated as of February 17, 2006 entered into with Bank of America, N.A. as Administrative Agent (“Administrative Agent”), and other lenders, as the same be amended, modified, extended, substituted or replaced from time to time (the “Credit Agreement”). Guarantor shall also provide to Landlord within (A) forty-five (45) days after the end of each of the first three (3) fiscal quarters of each fiscal year and (B) ninety days after the end of the fourth fiscal quarter of each fiscal year, (i) a written statement, prepared by Guarantor and certified by Guarantor’s chief financial officer, representing that Guarantor is in compliance with all of its covenants, obligations, and conditions under the Credit Agreement, and (ii) a copy of the executed quarterly compliance certificate(s) and related documents submitted to Administrative Agent (the “Credit Agreement Compliance Certificate”) certifying its compliance with its financial covenants under the Credit Agreement. A copy of the current form of such Credit Agreement Compliance Certificate related to the Credit Agreement is attached as Exhibit A as an example of such compliance certificate.

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e. A new Section, Section 9(i), Compliance with Other Financing Agreements, is hereby added to each of the Guaranties, as follows:

(i) Compliance with Other Financing Agreements. It shall be a default by Guarantor under the Guaranties (and a default under the Leases) if Guarantor (a) shall fail to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) with respect to any existing or future Indebtedness (as defined below) having an aggregate principal amount of $25,000,000 (Twenty-Five Million Dollars) or more, as the same may be amended, modified, extended, substituted or replaced from time to time (collectively referred to herein as the “Other Financing Agreements” or each individually as the “Other Financing Agreement”) or (b) shall fail to observe or perform any other agreement or condition relating to the Other Financing Agreements, or contained in any agreement evidencing securing or relating to the Other Financing Agreements, or any other event occurs, the effect of which default or other event is to cause or to permit the administrative agent, trustee, or other lender to cause, with the giving of notice, if required, any Indebtedness relating to any Other Financing Agreement to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), prior to its stated maturity. Guarantor shall also provide to Landlord within (A) forty-five (45) days after the end of each of the first three (3) fiscal quarters of each fiscal year and (B) ninety days after the end of the fourth fiscal quarter of each fiscal year, (i) a written statement, prepared by Guarantor and certified by Guarantor’s chief financial officer, representing whether Guarantor is in compliance with all of its covenants, obligations, and conditions under the Other Financing Agreements, and, if Guarantor is not in compliance with any Other Financing Agreement(s), the aggregate principal amount of indebtedness under such Other Financing Agreement(s), and (ii) a copy of the executed quarterly compliance certificate(s) and related documents submitted to any administrative agent or lender pursuant to the Other Financing Agreements certifying whether Guarantor is in compliance with Guarantor’s financial covenants under the Other Financing Agreements.

f. A new Section, Section 9(j), Changes To/Eliminations of/Waivers of the Credit Agreement Financial Covenants, is hereby added to each of the Guaranties, as follows:

(j) Changes To/Eliminations of/Waivers of the Credit Agreement Financial Covenants.

(i)

In the event that any of the provisions of the Credit Agreement relating specifically to the financial covenants and definitions contained therein are amended, eliminated or added, or the Credit Agreement is replaced, in whole or in part, by a comparable financing facility containing comparable financial covenants (such modified or replacement covenants, less any eliminated covenants, plus any added covenants are hereinafter referred to as the “Modified Covenants”), then Landlord agrees, upon Tenant’s

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request, to make conforming changes only to, or eliminations of, or additions to the financial covenants specified in Section 9(e-h) above, provided that Tenant delivers a written request for such changes (promptly following the creation of such Modified Covenants) outlining in detail the specific changes sought accompanied by copies of the documents evidencing the Modified Covenants, including but not limited to the calculations and definitions relating to the Modified Covenants. Notwithstanding the foregoing, in no event shall the Consolidated Fixed Charge Coverage Ratio (defined in Section 9(e) above), as may be amended, be eliminated.

(ii)	For purposes of clarity, Guarantor agrees that a waiver from the Administrative Agent regarding the Credit Agreement, or a waiver from any other administrative agent or lender regarding one of the Other Financing Agreements, relating to any future non-compliance of the Consolidated Fixed Charge Coverage Ratio, Consolidated Liquidity Ratio, and the Consolidated Total Senior Secured Debt to EBITDA Ratio shall not be considered a waiver by Landlord of the requirements under Section 9(e-h), unless otherwise agreed to in writing by Landlord.

For purposes of the foregoing Sections 9(e-j), as applicable, the following definitions shall apply and are hereby added to the end of Section 9 as follows:

“Consolidated Fixed Charge Coverage Ratio” Definitions (Section 9(e)):

“Consolidated EBITDAR” means for any period, on a consolidated basis for the Guarantor and its Subsidiaries, the sum of the amounts for such period, without duplication, of (a) Consolidated Net Income from Continuing Operations, plus (b) to the extent deducted in computing Consolidated Net Income from Continuing Operations for such period: (i) Consolidated Interest Expense with respect to non-floorplan Indebtedness, (ii) Consolidated Interest Expense with respect to Used Vehicle floorplan Indebtedness, (iii) charges against income for foreign, Federal, state and local income taxes, (iv) depreciation expense, (v) amortization expense, including, without limitation, amortization of other intangible assets and transaction costs, (vi) non-cash charges, (vii) all extraordinary losses and (viii) Consolidated Rental Expense, minus (c) to the extent included in computing Consolidated Net Income from Continuing Operations for such period, extraordinary gains.

“Consolidated Fixed Charges” means, for any period, the sum of (a) Consolidated Interest Expense with respect to non-floorplan Indebtedness for such period, plus (b) Consolidated Interest Expense with respect to Used Vehicle floorplan Indebtedness for such period, plus (c)

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Consolidated Principal Payments for such period, plus (d) Consolidated Rental Expenses for such period, plus (e) Federal, state, local and foreign income taxes paid in cash by the Guarantor and its Subsidiaries on a consolidated basis during such period.

“Consolidated Interest Expense” means, for any period, for the Guarantor and its Subsidiaries on a consolidated basis, the sum of (a) all interest (before factory assistance or subsidy), premium payments, debt discount, fees, charges and related expenses of the Guarantor and its Subsidiaries in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, and (b) the portion of rent expense of the Guarantor and its Subsidiaries with respect to such period under capital leases that is treated as interest in accordance with GAAP.

“Consolidated Net Income from Continuing Operations” means, for any period, for the Guarantor and its Subsidiaries on a consolidated basis, the net income from continuing operations of the Guarantor and its Subsidiaries for such period.

“Consolidated Principal Payments” means, for any period, for the Guarantor and its Subsidiaries on a consolidated basis, all scheduled payments of principal of the Guarantor and its Subsidiaries in connection with Indebtedness for money borrowed or in connection with the deferred purchase price of assets which payments are made during such period, in each case to the extent treated as principal in accordance with GAAP.

“Consolidated Rental Expense” means, for any period, on a consolidated basis for the Guarantor and its Subsidiaries, the aggregate amount of fixed and contingent rentals payable by the Guarantor and its Subsidiaries with respect to leases of real and personal property (excluding capital lease obligations) determined in accordance with GAAP for such period.

“Consolidated Liquidity Ratio” Definitions (Section9(f)):

“Consolidated Current Assets” means, as of any date of determination, the current assets of the Guarantor and its Subsidiaries on a consolidated basis as of such date.

“Consolidated Current Liabilities” means, as of any date of determination, the current liabilities of the Guarantor and its Subsidiaries on a consolidated basis as of such date.

“Revolving Facility Liquidity Amount” means, as of any date of determination, the lesser of:

(a) the difference of the Revolving Advance Limit minus Total Revolving Outstanding, and (b) the largest principal amount of Revolving Committed Loans that may then be borrowed under the Revolving Credit Facility without resulting in an Event of Default under Section 7.11 (c) (on a pro forma basis as of the last day of the most recent fiscal quarter for which a Compliance Certificate was delivered or required to be delivered), after giving pro forma effect to such Revolving Committed Loans.

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“Revolving Advance Limit” means, as of any date of a Revolving Borrowing or other date of determination, calculated as of the most recent date for which a Revolving Borrowing Base Certificate has been delivered pursuant to the terms hereof, an amount equal to the lesser of (i) the Aggregate Revolving Commitments and (ii) the Revolving Borrowing Base minus, in each case, the amount of the Reserve Commitment, if any, in existence at the time of determination.

“Total Revolving Outstandings” means the aggregate Outstanding Amount of all Revolving Loans and all L/C Obligations.

“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

(b) all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments;

(c) net obligations of such Person under any Swap Contract;

(d) all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business and, in each case, not past due for more than 60 days after the date on which such trade account payable was created);

(e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

(f) capital leases and Synthetic Lease Obligations;

(g) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity

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Interest in such Person or any other Person, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; and

(h) all Guarantees of such Person in respect of any of the foregoing.

For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of any capital lease or Synthetic Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date.

“Consolidated Total Senior Secured Debt to EBITDA Ratio” Definitions (Section9(g)):

“Consolidated Total Outstanding Senior Secured Indebtedness” means, for any period, for the Guarantor and its Subsidiaries on a consolidated basis, the aggregate outstanding principal amount of Consolidated Funded Indebtedness of the Guarantor and its Subsidiaries other than (i) Subordinated Indenture Indebtedness, (ii) Subordinated Indebtedness permitted by Section 7.03(j) and (iii) any Permitted Real Estate Indebtedness permitted by Section 7.03(l)).

“Consolidated Funded Indebtedness” means, as of any date of determination, for the Guarantor and its Subsidiaries on a consolidated basis, the sum of (a) the outstanding principal amount of all obligations, whether current or long-term, for borrowed money (including Obligations hereunder) and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments, (b) all purchase money Indebtedness, (c) all direct obligations arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments, (d) all obligations in respect of the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business), (e) Attributable Indebtedness in respect of capital leases and Synthetic Lease Obligations, (f) without duplication, all Guarantees with respect to outstanding Indebtedness of the types specified in clauses (a) through (e) above of Persons other than the Guarantor or any Subsidiary, and (g) all Indebtedness of the types referred to in clauses (a) through (f) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which the Guarantor or a Subsidiary is a general partner or joint venturer, unless such Indebtedness is expressly made non-recourse to the Guarantor or such Subsidiary.

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“New Vehicle Floorplan Facility” means the new vehicle floorplan facility described in Sections 2.06 through 2.10 providing for New Vehicle Floorplan Loans to the New Vehicle Borrowers by the New Vehicle Floorplan Lenders.

“Permitted Silo Indebtedness” means Indebtedness incurred from time to time by the Guarantor or any current or (so long as no Default shall have occurred and be continuing) future Silo Subsidiary or Dual Subsidiary consisting of floorplan financing for New Vehicles (and in the case of Specified BMW Franchises, Used Vehicles) provided by manufacturer-affiliated finance companies to the Guarantor, Silo Subsidiaries or Dual Subsidiaries, provided that (i) such financing applies only to DaimlerChrysler AG, Bayerische Motoren Werke AG, General Motors Corporation and Ford Motor Corporation New Vehicles sold to such Silo Subsidiary or Dual Subsidiary by the respective manufacturer affiliated with said finance company, or in the case of Used Vehicles at Specified BMW Franchises originally sold by BMW of North America, LLC, and that (as contemplated by the intercreditor agreement described in clause (iv) below) are not subject to a first priority security interest in favor of the Administrative Agent, (ii) such Indebtedness is secured solely by a Lien on said Vehicles sold and so financed and the proceeds thereof or one or more cash collateral accounts maintained with (or letters of credit in favor of) such manufacturer-affiliated finance companies in an aggregate amount consistent with past practice and acceptable to the Administrative Agent in its reasonable discretion, (iii) such Silo Subsidiaries or Dual Subsidiaries, as the case may be, own, and such Vehicles are held as Inventory at, dealerships that are franchisees of DaimlerChrysler AG, BMW of North America, LLC, General Motors Corporation or Ford Motor Corporation and (iv) the Administrative Agent shall have executed with said affiliate finance company an intercreditor agreement, reasonably satisfactory to the Administrative Agent, setting forth the respective rights of each party in the assets of the Guarantor and such dealerships.

“Consolidated EBITDA” means for any period, on a consolidated basis for the Guarantor and its Subsidiaries, the sum of the amounts for such period, without duplication, of (a) Consolidated Net Income from Continuing Operations, plus (b) to the extent deducted in computing Consolidated Net Income from Continuing Operations for such period: (i) Consolidated Interest Expense with respect to non-floorplan Indebtedness, excluding any Consolidated Real Property Interest Expense, (ii) Consolidated Interest Expense with respect to Used Vehicle floorplan Indebtedness, (iii) charges against income for foreign, Federal, state and local income taxes, (iv) depreciation expense, (v) amortization expense,

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including, without limitation, amortization of other intangible assets and transaction costs, (vi) non-cash charges, and (vii) all extraordinary losses, minus (c) to the extent included in computing Consolidated Net Income from Continuing Operations for such period, extraordinary gains.

“Subordinated Indebtedness” means unsecured subordinated Indebtedness of the Guarantor (which may be guaranteed by the Subsidiaries of the Guarantor on an unsecured basis) provided, such Indebtedness (a) is subordinated to payment of the Obligations on terms that are, in the aggregate, no less favorable to the Lenders and the other Secured Parties in any material respect than the subordination provisions contained in the Subordinated Indenture Indebtedness, (b) does not have a maturity earlier than the Maturity Date, and (c) has terms that are no more restrictive than the terms of the Loan Documents, and further provided, after giving effect to the issuance of such Indebtedness, no Event of Default shall have occurred and be continuing or would occur as a result thereof.

“Subordinated Indenture Indebtedness” means, collectively or individually, as the context may require, Indebtedness of the Guarantor or any of its Subsidiaries incurred or outstanding under any of the 2002 Indenture, the 2003 Indenture, the 2002 Indenture Notes or the 2003 Indenture Notes.

“Consolidated Real Property Interest Expense” means, for any period, for the Guarantor and its Subsidiaries on a consolidated basis, the sum of all interest (before factory assistance or subsidy), premium payments, debt discount, fees, charges and related expenses of the Guarantor and its Subsidiaries in connection with Permitted Real Estate Indebtedness.

2. Ratification. Except as otherwise expressly modified by the terms of this Amendment, each Guaranty shall remain unchanged and continue in full force and effect. All terms, covenants and conditions of each Guaranty not expressly modified herein are hereby confirmed and ratified and remain in full force and effect, and, as were amended hereby, constitute valid and binding obligations of Guarantor enforceable according to the terms thereof.

3. Authority. Guarantor hereby covenants and warrants that: (i) the Guarantor is duly organized, validly existing and in good standing under the laws of the State of its organization, (ii) Guarantor has full right and authority to enter into this Amendment, and (iii) the persons signing on behalf of Guarantor is authorized to do so on behalf of each such entity.

4. Binding Effect. All of the covenants contained in this Amendment, including, but not limited to, all covenants of the Guaranty as modified hereby, shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives and permitted successors and assigns.

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5. Effectiveness. The submission of this Amendment shall not constitute an offer, and this Amendment shall not be effective and binding, unless and until fully executed and delivered by each of the parties hereto.

6. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be an original, but all of which shall constitute one and the same Amendment.

7. Recitals. The foregoing recitals are intended to be a material part of this Amendment and are incorporated herein by this reference.

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[signatures on next page]

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IN WITNESS WHEREOF, Guarantor has executed this Amendment as of the date first above written, and Landlord acknowledges and consents to this Amendment.

WITNESS:

GUARANTOR:

SONIC AUTOMOTIVE, INC.,
a Delaware corporation

	By:	/s/ David P. Cosper
	Name:	David P. Cosper
	Title:	CFO

LANDLORD:

CAPITAL AUTOMOTIVE L.P., a Delaware limited partnership

By:	Capital Automotive LLC,
a Delaware limited liability company,
its General Partner

	By:	Capital Automotive Real Estate Services, Inc.,
a Delaware corporation,
its Company Manager

		By:	/s/ Thomas D. Eckert
		Name:	Thomas D. Eckert
		Title:	President and Chief Executive Officer

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CARS-DB4, L.P.
a Delaware limited partnership

By:	CARS-DBSPE4, INC., a Delaware corporation,
its General Partner

	By:	Capital Automotive Real Estate Services, Inc.,
a Delaware corporation,
its Authorized Agent

		By:	/s/ Thomas D. Eckert
		Name:	Thomas D. Eckert
		Title:	President and Chief Executive Officer

CARS-DB1, L.L.C.
a Delaware limited liability company

By:	CARS-DBSPE1, INC., a Delaware corporation,
its Manager

	By:	Capital Automotive Real Estate Services, Inc.,
a Delaware corporation,
its Authorized Agent

		By:	/s/ Thomas D. Eckert
		Name:	Thomas D. Eckert
		Title:	President and Chief Executive Officer

CAR FAA II L.L.C.
a Delaware limited liability company

By:	Capital Automotive Real Estate Services, Inc.,
a Delaware corporation,
its Company Manager

	By:	/s/ Thomas D. Eckert
	Name:	Thomas D. Eckert
	Title:	President and Chief Executive Officer

CARS CNI-2 L.P.
a Delaware limited partnership

By:	CARS CNISPE-2 INC., a Delaware corporation,
its General Partner

	By:	Capital Automotive Real Estate Services, Inc.,
a Delaware corporation,
its Authorized Agent

		By:	/s/ Thomas D. Eckert
		Name:	Thomas D. Eckert
		Title:	President and Chief Executive Officer

CAR 2 MOM L.P.
a Delaware limited partnership

By:	CAR MOM INC., a Delaware corporation,
its General Partner

	By:	Capital Automotive Real Estate Services, Inc.,
a Delaware corporation,
its Authorized Agent

		By:	/s/ Thomas D. Eckert
		Name:	Thomas D. Eckert
		Title:	President and Chief Executive Officer

MMR HOLDINGS, L.L.C.,
a North Carolina limited liability company

By:	CAR MMR L.L.C.,
a Delaware limited liability company its Manager

	By:	Capital Automotive Real Estate Services, Inc.,
a Delaware corporation,
its Manager

		By:	/s/ Thomas D. Eckert
		Name:	Thomas D. Eckert
		Title:	President and Chief Executive Officer

MMR TENNESSEE, L.L.C.
a North Carolina limited liability company

	By:	CAR MMR L.L.C.,
a Delaware limited liability company
its Manager

		By:	Capital Automotive Real Estate Services, Inc.,
a Delaware corporation,
its Manager

			By:	/s/ Thomas D. Eckert
			Name:	Thomas D. Eckert
			Title:	President and Chief Executive Officer

MMR VIKING INVESTMENT ASSOCIATES, L.P.,
a Texas limited partnership

By:	CAR MMR L.L.C.,
a Delaware limited liability company
its General Partner

	By:	Capital Automotive Real Estate Services, Inc.,
a Delaware corporation,
its Manager

		By:	/s/ Thomas D. Eckert
		Name:	Thomas D. Eckert
		Title:	President and Chief Executive Officer

CAR SONFREE L.L.C.
a Delaware limited liability company

By:	Capital Automotive Real Estate Services, Inc.,
a Delaware corporation,
its Company Manager

	By:	/s/ Thomas D. Eckert
	Name:	Thomas D. Eckert
	Title:	President and Chief Executive Officer

CAR BSC L.L.C.
a Delaware limited liability company

By:	Capital Automotive Real Estate Services, Inc.,
a Delaware corporation,
its Company Manager

	By:	/s/ Thomas D. Eckert
	Name:	Thomas D. Eckert
	Title:	President and Chief Executive Officer

CAR SON CAP CHVY L.L.C.
a Delaware limited liability company

By:	Capital Automotive Real Estate Services, Inc.,
a Delaware corporation,
its Company Manager

	By:	/s/ Thomas D. Eckert
	Name:	Thomas D. Eckert
	Title:	President and Chief Executive Officer

CAR SON NSV L.P.
a Delaware limited partnership

By:	CAR MOM INC., a Delaware corporation,
its General Partner

	By:	Capital Automotive Real Estate Services, Inc.,
a Delaware corporation,
its Authorized Agent

		By:	/s/ Thomas D. Eckert
		Name:	Thomas D. Eckert
		Title:	President and Chief Executive Officer

CAR SON BAY L.P.
a Delaware limited partnership

By:	CAR MOM INC., a Delaware corporation,
its General Partner

	By:	Capital Automotive Real Estate Services, Inc.,
a Delaware corporation,
its Authorized Agent

		By:	/s/ Thomas D. Eckert
		Name:	Thomas D. Eckert
		Title:	President and Chief Executive Officer

SRE SOUTH CAROLINA-1, L.L.C.
a Delaware limited liability company

By:	Capital Automotive Real Estate Services, Inc.,
a Delaware corporation,
its Company Manager

	By:	/s/ Thomas D. Eckert
	Name:	Thomas D. Eckert
	Title:	President and Chief Executive Officer

CAR SON MAS L.P.
a Delaware limited partnership

By:	CAR MOM INC., a Delaware corporation,
its General Partner

	By:	Capital Automotive Real Estate Services, Inc.,
a Delaware corporation,
its Authorized Agent

		By:	/s/ Thomas D. Eckert
		Name:	Thomas D. Eckert
		Title:	President and Chief Executive Officer

CAR SON MAS GAR L.P.
a Delaware limited partnership

By:	CAR MOM INC., a Delaware corporation,
its General Partner

	By:	Capital Automotive Real Estate Services, Inc.,
a Delaware corporation,
its Authorized Agent

		By:	/s/ Thomas D. Eckert
		Name:	Thomas D. Eckert
		Title:	President and Chief Executive Officer

CAR SON NSV II L.P.
a Delaware limited partnership

By:	CAR MOM INC., a Delaware corporation,
its General Partner

	By:	Capital Automotive Real Estate Services, Inc.,
a Delaware corporation,
its Authorized Agent

		By:	/s/ Thomas D. Eckert
		Name:	Thomas D. Eckert
		Title:	President and Chief Executive Officer

CAR SON PARR L.P.
a Delaware limited partnership

By:	CAR MOM INC., a Delaware corporation,
its General Partner

	By:	Capital Automotive Real Estate Services, Inc.,
a Delaware corporation,
its Authorized Agent

		By:	/s/ Thomas D. Eckert
		Name:	Thomas D. Eckert
		Title:	President and Chief Executive Officer

CAR SON MCKNY II L.P.
a Delaware limited partnership

By:	CAR MOM INC., a Delaware corporation,
its General Partner

	By:	Capital Automotive Real Estate Services, Inc.,
a Delaware corporation,
its Authorized Agent

		By:	/s/ Thomas D. Eckert
		Name:	Thomas D. Eckert
		Title:	President and Chief Executive Officer

CAR SON NEWSOME II L.L.C.
a Delaware limited liability company

By:	Capital Automotive Real Estate Services, Inc.,
a Delaware corporation,
its Company Manager

	By:	/s/ Thomas D. Eckert
	Name:	Thomas D. Eckert
	Title:	President and Chief Executive Officer

SRE MICHIGAN-1 L.L.C.
a Delaware limited liability company

By:	Capital Automotive Real Estate Services, Inc.,
a Delaware corporation,
its Company Manager

	By:	/s/ Thomas D. Eckert
	Name:	Thomas D. Eckert
	Title:	President and Chief Executive Officer

SRE MICHIGAN-2 L.L.C.
a Delaware limited liability company

By:	Capital Automotive Real Estate Services, Inc.,
a Delaware corporation,
its Company Manager

	By:	/s/ Thomas D. Eckert
	Name:	Thomas D. Eckert
	Title:	President and Chief Executive Officer

CAR SON CHAR L.L.C.
a Delaware limited liability company

By:	Capital Automotive Real Estate Services, Inc.,
a Delaware corporation,
its Company Manager

	By:	/s/ Thomas D. Eckert
	Name:	Thomas D. Eckert
	Title:	President and Chief Executive Officer

CAR SON STAR L.P.
a Delaware limited partnership

By:	CAR MOM INC., a Delaware corporation,
its General Partner

	By:	Capital Automotive Real Estate Services, Inc.,
a Delaware corporation,
its Authorized Agent

		By:	/s/ Thomas D. Eckert
		Name:	Thomas D. Eckert
		Title:	President and Chief Executive Officer

CAR SON TX LUTE L.L.C.
a Delaware limited liability company

By:	Capital Automotive Real Estate Services, Inc.,
a Delaware corporation,
its Company Manager

	By:	/s/ Thomas D. Eckert
	Name:	Thomas D. Eckert
	Title:	President and Chief Executive Officer

CAR SON MAS TN II L.L.C.
a Delaware limited liability company

By:	Capital Automotive Real Estate Services, Inc.,
a Delaware corporation,
its Company Manager

	By:	/s/ Thomas D. Eckert
	Name:	Thomas D. Eckert
	Title:	President and Chief Executive Officer

CAR SON OK TOY L.L.C.
a Delaware limited liability company

By:	Capital Automotive Real Estate Services, Inc.,
a Delaware corporation,
its Company Manager

	By:	/s/ Thomas D. Eckert
	Name:	Thomas D. Eckert
	Title:	President and Chief Executive Officer

CAR SON LRB L.L.C.
a Delaware limited liability company

By:	Capital Automotive Real Estate Services, Inc.,
a Delaware corporation,
its Company Manager

	By:	/s/ Thomas D. Eckert
	Name:	Thomas D. Eckert
	Title:	President and Chief Executive Officer

Schedule A - to Second Amendment to Guaranty and Subordination Agreements

Dealership	Property ID	Landlord Entity	Original Tenant Entity	Lease Date	Guaranty Date	Lease Expiration Date
Lexus of Marin	FIR-002	CAR FAA II L.L.C.	FAA SERRAMONTE L, INC.	1/14/1999	December 1999	1/14/2019
Volvo & Honda of Santa Monica	FIR-003, 004	CARS-DB4, L.P.	FirstAmerica Automotive, Inc.	11/10/1999	1999	11/09/2014
Momentum JVP (FFC)	MOM-001	CARS CNI-2 L.P.	SONIC FFC 3, INC.	9/01/1998	4/16/2004	4/15/2019
Momentum BMW	MOM-002	CARS CNI-2 L.P.	Sonic Momentum B, L.P.	1/22/1999	7/1/2004	6/30/2019
Momentum BMW B/S	MOM-004	CARS CNI-2 L.P.	Sonic Momentum B, L.P.	9/01/1998	7/1/2004	6/30/2019
Land Rover of Houston (dealership)	MOM-006	Capital Automotive, L.P.	Sonic Houston LR, L.P.	5/17/1999	4/16/2004	4/15/2019
Momentum Audi (FFC)	MOM-010	CAR 2 MOM L.P.	SONIC FFC 2, INC.	7/10/2002	4/16/2004	4/15/2019
Advantage VW	MOM-011	CAR 2 MOM L.P.	SONIC-JERSEY VILLAGE VOLKSWAGEN, L.P.	6/28/2002	8/5/2003	5/31/2017
Clearlake VW	MOM-012	CARS-DB4, L.P.	SONIC-CLEAR LAKE VOLKSWAGEN, L.P.	10/10/2002	8/5/2003	9/30/2017
Honda of Tysons Corner	ROS-001-Lease1	CARS-DB1, LLC	Sonic Tysons Corner H, Inc.	2/19/1998	1/9/2006	2/18/2018
Honda of Tysons Corner (storage lot)	ROS-001-Lease3	CARS-DB1, LLC	Sonic Tysons Corner H, Inc.	2/19/1998	1/9/2006	2/18/2018
Honda of Tysons Corner (body shop)	ROS-006	CARS-DB1, LLC	Sonic Tysons Corner H, Inc.	2/19/1998	1/9/2006	2/18/2018
Clearwater Toyota	SON-001, 002	CARS-DB4, L.P.	Sonic Automotive, Inc.	9/18/1998	NO GUARANTY, Sonic is the Tenant	12/31/2012
Town & Country Ford	SON-003	MMR Holdings, LLC	Town and Country Ford, Incorporated	8/13/1999	8/13/1999	8/12/2009
Town & Country Toyota	SON-005	MMR Holdings, LLC	Marcus David Corporation	8/13/1999	8/13/1999	5/31/2022
Infiniti of Charlotte—dealership	SON-006	MMR Holdings, LLC	Sonic Automotive-9103 E. Independence, NC, LLC	8/13/1999	8/13/1999	12/30/2019
Toyota West	SON-013	MMR Holdings, LLC	Sonic Automotive-1500 Automall Drive, Columbus, Inc.	8/13/1999	8/13/1999	1/31/2014
Hatfield Hyundai	SON-014	MMR Holdings, LLC	Sonic Automotive-1400 Automall Drive, Columbus, Inc.	8/13/1999	8/13/1999	1/31/2014
Hatfield VW—Improvements	SON-015	CARS CNI-2 L.P.	Sonic Automotive-1495 Automall Drive, Columbus, Inc.	8/13/1999	8/13/1999	12/28/2019
Hatfield Kia/VW	SON-016	MMR Holdings, LLC	Sonic Automotive-1455 Automall Drive, Columbus, Inc.	8/13/1999	8/13/1999	1/31/2016
Baytown Chrysler Jeep Dodge	SON-017	MMR Viking Investment Associates, LP	Sonic Automotive-5221 I-10 East, TX, L.P.	8/13/1999	8/13/1999	1/27/2014
Lute Riley Honda	SON-019	CAR SON TX LUTE L.L.C.	Sonic-Lute Riley, L.P.	8/13/1999	8/13/1999	7/1/2019
Lone Star Ford	SON-020	MMR Viking Investment Associates, LP	Sonic Automotive of Texas, L.P.	8/13/1999	8/13/1999	8/12/2009
Mercedes Benz of Daytona Beach	SON-023	MMR Holdings, LLC	Sonic Automotive-1720 Mason Ave., DB, LLC	8/13/1999	8/13/1999	10/14/2013
Halifax Chevy—New Smyrna	SON-028	MMR Holdings, LLC	Sonic Automotive-1919 N. Dixie Hwy., NSB, Inc.	8/13/1999	8/13/1999	8/1/2015
Pensacola Honda—dealership	SON-030, 069	MMR Holdings, LLC	Sonic-Shottenkirk, Inc.	9/01/1999	9/1/1999	12/22/2017
Volvo at Gwinnett Place	SON-031	MMR Holdings, LLC	Sonic Automotive 5260 Peachtree Industrial Blvd., LLC	8/13/1999	8/13/1999	8/12/2009
Global BMW—dealership	SON-032	CARS-DB4, L.P.	Sonic-Global Imports, L.P.	8/13/1999	8/13/1999	11/6/2021
BMW-Volvo of Chattanooga	SON-035	MMR Tennessee, LLC	Sonic Automotive of Chattanooga, LLC	8/13/1999	8/13/1999	9/24/2016
Altman LM (North Charleston)	SON-048	MMR Holdings, LLC	Sonic-North Charleston, Inc.	8/17/1999	8/17/1999	8/16/2009
Century BMW—dealership	SON-049	MMR Holdings, LLC	Sonic Automotive 2752 Laurens Rd., Greenville, Inc.	8/13/1999	8/13/1999	12/22/2017
Newsome Auto (Florence Cvy/BMW/MB)	SON-051	MMR Holdings, LLC	Sonic-Newsome of Florence, Inc	8/13/1999	8/13/1999	5/17/2009
BMW of Fairfax—2008 Image Upgrade	SON-055, 056	MMR Holdings, LLC	Sonic-Manhattan Fairfax, Inc.	8/13/1999	8/13/1999	9/25/2016
Fort Myers	SON-062, 063, 064, 068	CAR SONFREE, LLC	Sonic-FM Automotive, LLC, Sonic FM, Inc., Sonic Freeland, Inc. and Sonic-FM Nissan, Inc.	11/04/1999	11/4/1999	12/22/2017
Friendly Ford Lincoln Mercury (Blount)	SON-065	CAR BSC L.L.C.	Sonic-Montgomery FLM, Inc.	3/03/2000	3/3/2000	3/02/2015
Capitol Hyundai	SON-066	CAR BSC L.L.C.	Capitol Chevrolet and Imports, Inc.	3/03/2000	3/3/2000	12/20/2020

Page 1 of 2 of Schedule A

Schedule A - to Second Amendment to Guaranty and Subordination Agreements

Dealership	Property ID	Landlord Entity	Original Tenant Entity	Lease Date	Guaranty Date	Lease Expiration Date
Capital Chevrolet, AL—dealership	SON-070	CAR SON CAP CHVY L.L.C.	Capitol Chevrolet and Imports, Inc.	9/28/2000	9/28/2000	9/25/2016
Volvo of Dallas	SON-071	CAR SON NSV L.P.	Sonic-Carrollton V, L.P.	10/06/2000	10/6/2000	10/05/2015
Baytown Ford	SON-072-Lease1	CAR SON BAY L.P.	Sonic Automotive - 4701 I-10 East, TX, L.P.	12/19/2000	12/19/2000	12/18/2020
Ron Craft Chevrolet/Olds/Cadillac	SON-072-Lease2	CAR SON BAY L.P.	Sonic Automotive - 3401 N. Main, TX, L.P.	12/19/2000	12/19/2000	12/18/2020
Fort Mill Ford	SON-073-Lease1	SRE SOUTH CAROLINA-1, LLC	Fort Mill Ford, Inc.	12/19/2000	12/19/2000	12/18/2015
Fort Mill Hyundai	SON-073-Lease2	SRE SOUTH CAROLINA-1, LLC	Town and Country Chrysler-Plymouth-Jeep of Rock Hill, Inc.	12/19/2000	12/19/2000	12/18/2015
Toyota of Ft Worth—used cars	SON-074	SON MCKNY II L.P.	Sonic-Fort Worth T, L.P.	1/23/2001	1/22/2001	12/22/2017
City Chevrolet	SON-075	CARS CNI-2 L.P.	Sonic - West Reno Chevrolet, Inc.	10/16/2001	10/16/2001	10/15/2016
Lone Star Chevrolet	SON-076	CARS-DB4, L.P.	Lawrence Marshall Chevrolet, L.P.	10/31/2001	10/29/2001	10/31/2025
Don Massey Cadillac-Plymouth	SON-077	CAR SON MAS, L.P.	Sonic-Plymouth Cadillac, Inc.	3/29/2002	3/29/2009	3/28/2017
Capital Hummer—Lansing	SON-078	CAR SON MAS, L.P.	Sonic-Capitol Cadillac, Inc.	3/29/2002	3/29/2009	3/29/2020
Crest Cadillac-Nashville	SON-080	CARS CNI-2 L.P.	Sonic-Crest Cadillac, LLC	3/29/2002	3/29/2009	12/20/2020
Crest Honda	SON-081	CAR SON MAS TN II L.L.C.	Sonic-Crest H, LLC	5/20/2002	5/20/2002	12/19/2022
Massey Cadillac-Orlando	SON-082	CAR SON MAS, L.P.	Sonic-North Cadillac, Inc.	3/29/2002	3/29/2009	3/28/2017
Massey Cadillac-Orlando satellite	SON-083	CAR SON MAS, L.P.	Sonic-North Cadillac, Inc.	3/29/2002	3/29/2009	3/28/2017
Massey Cadillac-Sanford	SON-084	CAR SON MAS, L.P.	Sonic-Sanford Cadillac, Inc.	3/29/2002	3/29/2009	3/28/2017
Massey Cadillac-Detroit	SON-085	CAR SON MAS, L.P.	Massey Cadillac, Inc.	3/29/2002	3/29/2009	3/28/2017
Massey Cadillac-Detroit B/S	SON-086	CAR SON MAS, L.P.	Massey Cadillac, Inc.	3/29/2002	3/29/2009	3/28/2017
Arnold Palmer Cadillac-Pineville	SON-087	CAR SON MAS, L.P.	Arngar, Inc.	3/29/2002	3/29/2009	3/28/2017
Massey Cadillac-Garland	SON-088	CAR SON MAS GAR, L.P.	Sonic-Cadillac D, L.P.	6/28/2002	6/28/2002	6/27/2017
Honda West	SON-089	CARS CNI-2 L.P.	FAA Las Vegas H, Inc.	3/29/2002	3/29/2009	9/28/2022
Volvo of Houston	SON-090, 091	CAR SON NSV II, L.P.	Sonic-Houston V, L.P.	3/29/2002	3/29/2009	3/28/2017
Frank Parra Autoplex	SON-092, 093, 094	CAR SON PARR L.P.	Sonic-Frank Parra Autoplex, L.P.	7/02/2002	7/2/2002	8/01/2017
Acura 101 West	SON-095	CARS CNI-2 L.P.	Sonic-Calabasas A, Inc.	7/16/2002	July ’02	8/15/2017
Toyota of Ft Worth—dealership	SON-096	CAR SON MCKNY II L.P.	Sonic-Fort Worth T, L.P.	12/23/2002	12/23/02	12/22/2017
Capitol Chevrolet, SC	SON-099	CAR SON NEWSOME II L.L.C.	Sonic-Newsome Chevrolet World, Inc.	12/23/2003	12/23/03	6/24/2019
BMW of Ann Arbor (Infiniti sublease)	SON-100	SRE Michigan - 2, LLC	Sonic-Ann Arbor Imports, Inc.	6/28/2004	6/28/04	12/20/2021
Infiniti of Charlotte Parking Lot	SON-101	CAR SON CHAR L.L.C.	Sonic Automotive-9103 E. Independence, NC, LLC	12/30/2004	12/30/04	12/29/2019
Lonestar Chevrolet Parking Lot	SON-102	CAR SON STAR L.P.	SONIC-LS CHEVROLET, L.P.	12/30/2004	12/30/04	10/31/2025
Riverside Toyota	SON-103	CAR SON OK TOY L.L.C.	SONIC - OKLAHOMA T, INC.	12/28/2005	December 2005	12/27/2020
Mercedes-Benz of Ann Arbor	SON-104	SRE MICHIGAN - 1, LLC	Sonic–Ann Arbor Imports, Inc.	6/30/2006	6/30/06	6/29/2021
Lute Riley Honda Body Shop	SON-105	CAR SON LRB L.P.	SONIC-LUTE RILEY, L.P.	4/30/2007	4/30/07	7/01/2019

Page 2 of 2 of Schedule A

Exhibit A

COMPLIANCE CERTIFICATE

Financial Statement Date: _____________

To:	Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of __________ (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement” the terms defined therein being used herein as therein defined), among SONIC AUTOMOTIVE, INC., a Delaware corporation (the “Company”), certain Subsidiaries of the Company from time to time party thereto (each a “New Vehicle Borrower” and collectively with the Company, the “Borrowers”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer, Revolving Swing Line Lender, New Vehicle Swing Line Lender, and Used Vehicle Swing Line Lender. All terms used herein but not otherwise defined herein have the respective meanings given thereto in the Credit Agreement.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the Chief Financial Officer of the Company, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Company, and that:

1. Attached hereto as Schedule 1 are the audited financial statements required by Section 6.01(a) of the Credit Agreement for the fiscal year of the Company ended as of the above date. Such financial statements fairly present the financial condition, results of operations and cash flows of the Company and its Subsidiaries in accordance with GAAP as at such date and for such period.

2. The undersigned has reviewed and is familiar with the terms of the Credit Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Company and its Subsidiaries during the accounting period covered by the attached financial statements.

3. A review of the activities of the Borrowers during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period each Loan Party has performed and observed all of its Obligations under the Loan Documents, and to the best knowledge of the undersigned during such fiscal period, each Borrower performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.

4. The representations and warranties of the Company and each New Vehicle Borrower contained in Article V of the Credit Agreement, and any representations and warranties of any Loan Party that are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, including the statements in connection with which this Compliance Certificate is delivered.

5. The financial covenant analyses and information set forth on Schedule 2 attached hereto are true and accurate on and as of the date of this Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of _______________, _____.

SONIC AUTOMOTIVE, INC.

By:

Name:

Title:

For the Quarter / Year ended _____________ (“Statement Date”)

SCHEDULE 2

to the Compliance Certificate

($ in 000’s)

I. Section 7.11(a) - Consolidated Liquidity Ratio.

Numerator:
A.	Consolidated Current Assets at Statement Date:	$—

B.	Revolving Facility Liquidity Amount at Statement Date:

1. Revolving Advance Limit:

	(a) Aggregate Revolving Commitments at Statement Date:	$—

	(b) The Reserve Commitment at Statement Date:	—

	(c) Lines I.B.1(a) - I.B.1(b):	—

	(d) The Revolving Borrowing Base at Statement Date:	$—

	(e) The Reserve Commitment at Statement Date:	—

	(f) Lines I.B.1(d) - I.B.1(e):	—

	(g) The lessor of Lines I.B.1(c) and I.B.1(f):	$—

	2. Total Revolving Outstandings at Statement Date:	—

	3. Lines I.B.1(g) - I.B.2:	—

	4. The largest principal amount of Revolving Committed Loans that may be borrowed under the Revolving Credit Facility without resulting in an Event of Default under Section 7.11(c) of the Credit Agreement (on a pro forma basis as of the Statement Date) after giving pro forma effect to such Revolving Committed Loans:	—

	5. Revolving Facility Liquidity Amount at Statement Date (Lessor of Lines I.B.3 and I.B.4):	—

C.	Numerator: Lines I.A. + I.B.5:	$—

Denominator:
D.	Consolidated Current Liabilities at Statement Date:	$—

E.	Indebtedness (whether or not reflected as Indebtedness under GAAP) under all floorplan financing arrangements (but excluding Total Revolving Outstandings other than such Total Revolving Outstandings which are due within two (2) fiscal quarters of Statement Date) at Statement Date:	—

F.	Denominator: Lines I.E. + I.F.:	$—

G.	Consolidated Liquidity Ratio (Lines I.D. ÷ I.G.):	—

	Minimum Required:	1.15 to 1.00

II. Section 7.11 (b)—Consolidated Fixed Charge Coverage Ratio.

A.	Numerator: Consolidated EBITDAR for four consecutive fiscal quarters ending on above date (“Subject Period”):

	1. Consolidated Net Income from Continuing Operations for Subject Period:	$—

	2.a Consolidated Interest Expense with respect to non-floorplan Indebtedness for Subject Period*:	—

	2.b Consolidated Real Property Interest Expense	—

	2. Permitted Consolidated Interest Expense with respect to non-floorplan indebtness for Subject Period (Line 2.a—2.b)	—

	3. Consolidated Interest Expense with respect to Used Vehicle floorplan Indebtedness for Subject Period*:	—

	4. Charges against income for income taxes for Subject Period*:	—

	5. Depreciation expenses for Subject Period*:	—

	6. Amortization expenses (including, without limitation, amortization of other intangible assets and transaction costs) for Subject Period*:	—

	7. Non-cash charges for Subject Period*:	—

	8. Extraordinary losses for Subject Period*:	—

	9. Consolidated Rental Expense for Subject Period*:	—

	10. Extraordinary gains (to the extent included in computing Consolidated Net Income from Continuing Operations in Line II.A.1. above) for Subject Period**:	—

	11. Consolidated EBITDAR for Subject Period ((Lines II.A.1 + 2 + 3 + 4 + 5 + 6 + 7 + 8 + 9–10):	—

B.	Assumed franchised vehicle dealership maintenance and capital expenditures during Subject Period:

	1. $150,000	—

	2. Average daily number of physical dealership locations at which the Subsidiaries operated franchised vehicle dealerships during the Subject Period =	—

	3. Line IV.B.1 multiplied by Line IV.B.2:	—

C.	Numerator: Consolidated EBITDAR less assumed franchised vehicle dealership maintenance and capital expenditures during Subject Period (Lines II.A.11—II.B.3):	—

Denominator:

D.	Consolidated Fixed Charges for Subject Period:

	1. Consolidated Interest Expense with respect to non-floorplan Indebtedness for Subject Period (Line II.A.2 above):	$—

	2. Consolidated Interest Expense with respect to Used Vehicle floorplan Indebtedness for Subject Period (Line II.A.3 above):	—

	3. Consolidated Scheduled Principal Payments for Subject Period:	—

	4. Consolidated Rental Expenses for Subject Period (Line II.A.9 above):	—

	5. Income taxes paid in cash during Subject Period:	—

	6. Denominator: Consolidated Fixed Charges for Subject Period (Lines II.D.1 + 2 + 3 + 4 +5):	$—

E.	Consolidated Fixed Charge Coverage Ratio (Line II.C ÷ Line II.D.6):	—

	Minimum Required:	1.20 to 1.00

III. Section 7.11 (c) - Consolidated Total Senior Secured Debt to EBITDA Ratio.

A.	Consolidated Total Outstanding Senior Secured Indebtedness at Statement Date:

	1. Aggregate outstanding principal amount of Consolidated Funded Indebtedness at Statement Date:	$—

	2. Aggregate outstanding principal amount of Indebtedness under New Vehicle Floorplan Facility at Statement Date:	—

	3. Aggregate outstanding principal amount of Indebtedness under Permitted Silo Indebtedness at Statement Date:	—

	4. Aggregate amount of all Permitted Real Estate Indebtedness permitted by (section 7.03(1) of the Credit Agreement) at Statement Date:	—

	5. Aggregate outstanding principal amount of Subordinate Indenture Indebtedness at Statement Date:	—

	6. Aggregate outstanding principal amount of Subordinated Indebtedness permitted by Section 7.03(j) of the Credit Agreement at Statement Date:	—

7. Consolidated Total Outstanding Senior Secured Indebtedness at Statement Date (Lines III.A.1 - 2 - 3 - 4 - 5):

$—

B.	Consolidated EBITDA for Subject Period (Lines II.A.1 + 2 + 3 + 4 + 5 + 6 + 7 + 8 - 10 above):

$—

C.	Consolidated Total Senior Secured Debt to EBITDA Ratio (Line III.A.6 ÷ Line III.B):
—

	Maximum permitted:	2.25 to 1.00